Exhibit 10.38

June 5, 2015

Lize Davis-Karaolis

President

Karagen Pharmaceuticals, Inc.

4 Club Road

Baltimore, MD 21210

Dear Ms. Lize Davis-Karaolis:

We reference Section 4.2.2 of the License Agreement effective as of June 20, 2012 by an between Aduro Biotech, Inc. and Karagen Pharmaceuticals, Inc. (the “License Agreement”).  Aduro agrees to increase the annual minimum royalty from Fifteen Thousand Dollars ($15,000) to Thirty-nine Thousand Dollars ($39,000) beginning as of June 20, 2015.  No other changes are made to the License Agreement and it remains in full force and effect.

Please indicate your agreement to the above by signing below where indicated.

ADURO BIOTECH, INC.

By _/s/ Stephen T. Isaacs______

Name:   Stephen T. Isaacs

Title:   Chairman & CEO

Acknowledged and Agreed:

KARAGEN PHARMACEUTICALS, INC.

By _/s/ Lisezotte Davis________

Name:   Lisezotte Davis

Title:   President

626 Bancroft Way, 3C     Berkeley, CA 94710-2224     Phone 510.848.4400     Fax 510.848.5614     www.adurobiotech.com